UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2026

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03  – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2026, in response to a non-binding advisory vote approved by the stockholders of Riot Platforms, Inc. (the “Company”) at the Company’s 2025 annual meeting of stockholders on June 10, 2025, the Company’s Board of Directors (the “Board”) approved and adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately. The stockholder proposal, which was recommended to be voted in favor of by the Board, and was included as a proposal in the Company’s Proxy Statement, filed with the U.S. Securities and Exchange Commission on April 17, 2025, requested that the Board take steps to declassify so that all directors are elected annually.

The Amended and Restated Bylaws provide for a phased declassification of the Board designed to ensure an orderly transition and continuity of leadership, while allowing all current directors to complete the full terms to which they were previously elected. Under the Amended and Restated Bylaws, the Board will remain divided into three classes until the Company’s 2029 annual meeting of stockholders. The Class II directors elected at the Company’s 2026 annual meeting of stockholders will serve terms expiring at the 2029 annual meeting of stockholders. The Class III directors elected at the Company’s 2027 annual meeting of stockholders will serve terms expiring at the 2029 annual meeting of stockholders. The Class I directors elected at the Company’s 2028 annual meeting of stockholders will serve terms expiring at the 2029 annual meeting of stockholders. Beginning with the 2029 annual meeting of stockholders, the Board will no longer be classified, and all directors will be elected annually to serve one-year terms.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Riot Platforms, Inc., as amended effective March 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Jason Chung
Name:	Jason Chung
Title:	Chief Financial Officer

Date: April 1, 2026